UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 17, 2005

Equity One, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.)

1600 NE Miami Gardens Drive
North Miami Beach, Florida 33179
(Address of Principal Executive Offices) (Zip Code)

(305) 947-1664
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01   Changes in the Registrant’s Certifying Accountants

On June 17, 2005, the Audit Committee of the Board of Directors of Equity One, Inc. (the “Company”) finalized the engagement of Ernst & Young LLP (“EY”) as its new independent registered public accounting firm. Neither the Company nor anyone acting on its behalf consulted with EY with respect to the Company regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

 None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

June 20, 2005	EQUITY ONE, INC.
By: /s/ Howard M. Sipzner
Howard M. Sipzner
Executive Vice President and Chief Financial Officer